                                                                    EXHIBIT 99.1

DEBTOR:  AMERICAN CLASSIC VOYAGES CO.               CASE NUMBER:  01-10954 (JCA)

                            MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached September Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





 /s/ STEVE MOELLER
---------------------------
Steve Moeller
Director, Accounting

DEBTOR:  AMERICAN CLASSIC VOYAGES CO.               CASE NUMBER:  01-10954 (JCA)

                            MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to September Monthly Operating Report


                                 Summary Of Bank And Investment Accounts                             Attachment 1
                                      American Classic Voyages Co
Summary                                  Case No: 01-10954 (JCA)                                        UNAUDITED
American Classic Voyages Co           For Month Of September, 2002

                                         Balances
                                --------------------------     Receipts &     Bank
                                   Opening       Closing       Disbursements  Statements  Account
Account                         As Of 9/01/02 As Of 9/30/02    Included       Included    Reconciled
-------                         ------------- -------------    --------       --------    ----------
AMCV Deferred Compensation               0.00           0.00   No -           No -        No -
Bank One                                                       Account        Account     Account
Account # - 1590101554                                         Closed         Closed      Closed

AMCV Dental Benefits                     0.00           0.00   No -           No -        No -
Chase (JP Morgan Chase & Co)                                   Account        Account     Account
Account # - 002-2-426530                                       Closed         Closed      Closed

AMCV Employee Stock Plan                 0.00           0.00   No -           No -        No -
LaSalle Bank                                                   Account        Account     Account
Account # - 5800015140                                         Closed         Closed      Closed

AMCV Insurance                           0.00           0.00   No -           No -        No -
LaSalle Bank                                                   Account        Account     Account
Account # - 5800021411                                         Closed         Closed      Closed

AMCV Medical Benefits                4,971.41       4,972.55   Yes            No - Not    Yes
Chase (JP Morgan Chase & Co)                                                  Concentration
Account # - 002-2-426522                                                      Account

American Classic Voyages Co              0.00           0.00   No -           No -        No -
Master Cash                                                    Account        Account     Account
LaSalle Bank                                                   Closed         Closed      Closed
Account # - 2355464

American Classic Voyages Co              0.00           0.00   No -           No -        No -
Payroll                                                        Account        Account     Account
LaSalle Bank                                                   Closed         Closed      Closed
Account # - 2369368

American Classic Voyages Co              0.00           0.00   No -           No -        No -
PAC                                                            Account        Account     Account
LaSalle Bank                                                   Closed         Closed      Closed
Account # - 2355882

American Classic Voyages Co         61,592.99           0.00   Yes            Yes         Yes
Investment Account
Credit Suisse Asset Management
Account # - 247003452

American Classic Voyages Co              0.00           0.00   No -           No -        No -
Investment Account                                             Account        Account     Account
Goldman Sachs & Co.                                            Closed         Closed      Closed
Account # - 020-53613-2

American Classic Voyages Co              0.00           0.00   No -           No -        No -
Investment Account                                             Account        Account     Account
Merrill Lynch                                                  Closed         Closed      Closed
Account # - 318-3271750-7

American Classic Voyages Co              0.00           0.00   No -           No -        No -
Investment Account                                             Account        Account     Account
Conifer Securities                                             Closed         Closed      Closed
Account # - 330-50683 1-8

                                                Receipts & Disbursements                           Attachment 2-1
                                                ------------------------
                                                American Classic Voyages
                                                ------------------------
R&D - Chase - AMCV Med Ben                       Case No: 01-10954 (JCA)                                UNAUDITED
                                                 -----------------------
                                                       Chase
                                                       -----
                                                 AMCV Medical Benefits
                                                 ---------------------
                                               Account # - 002-2-426522
                                               ------------------------
                                          1 September 02 - 30 September 02
                                          --------------------------------


Opening Balance - 1 September 02
--------------------------------
                        4,971.41

Receipts
--------
                            1.14     From United Healthcare (Reversal)

                        -------
                            1.14     Total Receipts

Disbursements
-------------

                            0.00     To United Healthcare

                        -------
                            0.00     Total Disbursements


Closing Balance - 30 September 02
---------------------------------
                         4,972.55


                                                       Receipts & Disbursements                                 Attachment 2-2
                                                       ------------------------
                                                       American Classic Voyages
                                                       ------------------------
R&D - Credit Suisse Investment Account                 Case No: 01-10954 (JCA)                                  UNAUDITED
                                                       -----------------------
                                                           Credit Suisse
                                                           -------------
                                                         Investment Account
                                                         ------------------
                                                        Account # - 247003452
                                                        ---------------------
                                                    1 September 02 - 30 September 02
                                                    --------------------------------

Opening Balance - 1 September 02
--------------------------------
                               61,592.99

Receipts
--------


                                    10.77              Interest Earned


                                 --------
                                    10.77              Total Receipts


Disbursements
-------------

                               (61,200.26)             To The Delta Queen Steamboat Company -
                                                       Hibernia - Master Cash # 812395335
                                  (403.50)             Mgt Fee




                                ----------
                                (61,603.76)            Total Disbursements



Closing Balance - 30 September 02
---------------------------------

                                    0.00

AMCV US SET OF BOOKS                              Date: 22-OCT-02 11:35:21
INCOME STATEMENT - ATTACHMENT 4                   Page:   1
Current Period: SEP-02

currency USD
Company=10 (AMCV)

                                                        PTD-Actual
                                                        30-Sep-02
                                                        ----------
Revenue
Gross Revenue                                                   0.00
Allowances                                                      0.00
                                                  -------------------
Net Revenue                                                     0.00

Operating Expenses
Air                                                             0.00
Hotel                                                           0.00
Commissions                                                     0.00
Onboard Expenses                                                0.00
Passenger Expenses                                              0.00
Vessel Expenses                                                 0.00
Layup/Drydock Expense                                           0.00
Vessel Insurance                                                0.00
                                                  -------------------
Total Operating Expenses                                        0.00

                                                  -------------------
Gross Profit                                                    0.00

SG&A Expenses
General and Admin Expenses                                459,416.38
Sales & Marketing                                               0.00
Start-Up Costs                                                  0.00
                                                  -------------------
Total SG&A Expenses                                       459,416.38

                                                  -------------------
EBITDA                                                   (459,416.38)

Depreciation                                               13,721.08

                                                  -------------------
Operating Income                                         (473,137.46)

Other Expense/(Income)
Interest Income                                               (10.77)
Interest Expense                                           21,390.64
Equity in Earnings for Sub                                (37,008.39)
Reorganization expenses                                   283,550.58
                                                  -------------------
Total Other Expense/(Income)                              341,938.84

                                                  -------------------
Net Pretax Income/(Loss)                                 (815,076.30)

Income Tax Expense                                              0.00

                                                  -------------------
Net Income/(Loss)                                        (815,076.30)
                                                  ===================

AMCV US SET OF BOOKS                                   Date: 22-OCT-02 12:52:25
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: SEP-02

currency USD
Company=10 (AMCV)

                                                  YTD-Actual             YTD-Actual
                                                   30-Sep-02              19-Oct-01
                                                  ----------             ----------
ASSETS

Cash and Equivalent                                          0.00          10,343,248.25

Restricted Cash                                              0.00                   0.00

Marketable Securities                                        0.00                 337.15

Accounts Receivable                                  3,678,916.74           3,678,916.74

Inventories                                                  0.00                   0.00

Prepaid Expenses                                        79,453.96                   0.00

Other Current Assets                                         0.00                   0.00

                                                  ---------------         --------------
Total Current Assets                                 3,758,370.70          14,022,502.14


Fixed Assets                                         4,960,716.68           4,979,716.68

Accumulated Depreciation                            (4,657,472.02)         (4,497,369.91)

                                                  ---------------         --------------
Net Fixed Assets                                       303,244.66             482,346.77


Net Goodwill                                                 0.00              81,420.64

Intercompany Due To/From                           270,891,571.46         265,726,906.60

Net Deferred Financing Fees                          3,165,814.62           3,408,954.89

Net Investment in Subsidiaries                    (555,331,253.41)         48,551,297.73

Other Non Current Assets                                     0.00             109,986.54

                                                  ---------------         --------------
Total Other Assets                                (281,273,867.33)        317,878,566.40

                                                  ---------------         --------------
Total Assets                                      (277,212,251.97)        332,383,415.31
                                                  ===============         ==============

AMCV US SET OF BOOKS                                   Date: 22-OCT-02 12:52:25
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: SEP-02

currency USD
Company=10 (AMCV)

                                                  YTD-Actual             YTD-Actual
                                                   30-Sep-02              19-Oct-01
                                                  ----------             ----------
LIABILITIES

Accounts Payable                                             0.00                   0.00

Accrued Liabilities                                  1,270,500.22           1,089,864.63

Deposits                                                     0.00                   0.00

                                                  ---------------         --------------
Total Current Liabilities                            1,270,500.22           1,089,864.63


Long Term Debt                                               0.00                   0.00

Other Long Term Liabilities                         (3,221,982.41)         (3,434,093.96)

                                                  ---------------         --------------
Total Liabilities                                   (1,951,482.19)         (2,344,229.33)


Liabilities Subject to Compromise                  200,418,510.55         200,418,510.55


OWNER'S EQUITY

Common Stock                                           211,013.08             211,013.08

Add'l Paid In Capital                              204,438,037.35         204,438,037.35

Current Net Income (Loss)                         (606,307,863.76)        (40,694,620.74)

Retained Earnings                                  (74,020,467.00)        (29,645,295.60)

                                                  ---------------         --------------
Total Owner's Equity                              (475,679,280.33)        134,309,134.09

                                                  ---------------         --------------
Total Liabilities & Equity                        (277,212,251.97)        332,383,415.31
                                                  ===============         ==============

American Classic Voyages Co.

                                                     ATTACHMENT 6 01-10954 (JCA)
                                        Summary List of Due To/Due From Accounts
                                          for the Month Ended September 30, 2002



                                                                     BEGINNING                                          ENDING
Affiliate Name                                       Case Number     Balance          Debit          Credits            Balance
AMCV Cruise Operations, Inc.                         01-10967     84,004,243.92       62,683.7     1,051,806.26      83,015,121.42
The Delta Queen Steamboat Co.                        01-10970      6,204,670.44             --               --       6,204,670.44
DQSB II, Inc.                                        01-10974         22,836.06             --               --          22,836.06
Great AQ Steamboat, L.L.C                            01-10960    (22,406,500.51)                             --     (22,406,500.51)
Great Pacific NW Cruise Line, L.L.C                  01-10977    (15,472,508.20)                             --     (15,472,508.20)
Great River Cruise Line, L.L.C                       01-10963      6,704,338.25                              --       6,704,338.25
Great Ocean Cruise Line, L.L.C                       01-10959    (29,579,572.10)                             --     (29,579,572.10)
Cruise America Travel, Incorporated                  01-10966        103,377.71             --               --         103,377.71
Delta Queen Coastal Voyages, L.L.C                   01-10964        934,299.38             --               --         934,299.38
Cape Cod Light, L.L.C                                01-10962     (1,670,131.78)            --               --      (1,670,131.78)
Cape May Light, L.L.C                                01-10961       (656,374.33)            --               --        (656,374.33)
Project America, Inc.                                     N/A    (29,154,390.86)            --               --     (29,154,390.86)
Oceanic Ship Co.                                          N/A     41,569,782.42             --               --      41,569,782.42
Project America Ship I, Inc.                              N/A      1,793,166.15             --               --       1,793,166.15
Project America Ship II, Inc.                             N/A     27,241,846.63             --               --      27,241,846.63
Ocean Development Co.                                01-10972    206,389,119.70             --               --     206,389,119.70
Great Hawaiian Cruise Line, Inc.                     01-10975      3,571,229.75             --               --       3,571,229.75
Great Hawaiian Properties Corporation                01-10971    (51,110,970.59)            --               --     (51,110,970.59)
American Hawaii Properties Corporation               01-10976      2,484,040.72             --               --       2,484,040.72
Great Independence Ship Co.                          01-10969     24,948,774.58             --               --      24,948,774.58
CAT II, Inc.                                         01-10968     15,959,416.62             --               --      15,959,416.62
                                                                 -----------------------------------------------------------------
                                                                 271,880,693.96       62,683.76     1,051,806.26    270,891,571.46
                                                                 ==================================================================

                          American Classic Voyages Co.
                                 01-10954 (JCA)




                           Accounts Receivable Aging
                            As of September 30, 2002







                                  Attachment 7


                                 Not Applicable

                          American Classic Voyages Co.
                                 01-10954 (JCA)




                            Accounts Payable Detail
                            As of September 30, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                CASE NUMBER: 01-10954 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                            AS OF SEPTEMBER 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                  NOTES TO SEPTEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Deferred financing costs represent costs incurred in connection with placing pre-petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument.

2. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax basis of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

3. The Debtor has ceased recording accruals for distributions on its Trust Preferred securities. Historically, these accruals for these distributions were charged to "interest expense and other financing costs."

4. Accounts Receivable represents pre-petition total hold-backs by Paymentech, Inc., the Debtor's credit card processing agent against pre-petition customer deposits. Detail for such hold-backs has not been received from Paymentech, Inc.